Options Advance Payments- Purchase of Leased Vessels	12 Months Ended
Dec. 31, 2015
Options Advance Payments- Purchase of Leased Vessels [Abstract]
Options Advance Payments- Purchase of Leased Vessels
6.	Options Advance Payments- Purchase of Leased Vessels

On May 20, 2015, the M/V Free Hero, (1995-built, 24,318 dwt) and the M/V Free Goddess, (1995-built, 22,051 dwt) both Handysize dry bulk carriers, were sold for a gross sale price of $5,500 each payable in tranches, with certain conditions precedent, and a seller’s credit of $4,500 per vessel. An amount of $725 of the sales price remains payable by the new owners. The vessels have been renamed M/V Fiorello and M/V Figaro, respectively. Concurrently, two of the Company’s subsidiaries entered into five-year bareboat charter agreements with the new owners of these two vessels at a daily hire rate of $1,100 per vessel with purchase options at any time up to May 20, 2020. The sellers’ credit of $ 9,000 in the aggregate was agreed to be an Options Advance Payment of $ 4,500 per vessel to be netted against any of the Company’s options’ purchase prices under the bareboat charter agreement and any rightful claim of the owners in case of default or breach by the Company of the bareboat agreements’ terms.  On November 22, 2015 the owners of these two vessels exercised their put-option rights, pursuant to the terms of the bareboat charters. Consequently, the Company recognized, as a contractual obligation, an expense of additional $3,300 as part of the put-option price. As of December 31, 2015 the Company is in default as regards the execution of such put- option as well as the charter hire payments due to the Owners for November and December 2015. In Additionally, in accordance with U.S. GAAP, the Company, as of December 31, 2015, has recognized a contingency loss of $2,000 on the repurchase commitment in the Options Advance Payment.

The following table summarizes our bareboat charter obligation of the operating lease p.a.:

Year	Annual Operating Lease Payments
1	$803
2	803
3	803
4	803
5	803
Total	$4,015

On September 9, 2015, a settlement agreement was executed by the Company and the owners of M/V Nemorino with regards to disputes that arose in connection with the bareboat charter dated September 11, 2014. According to the terms of the settlement agreement, both the Company and the owners of M/V Nemorino released each other from any claim, discontinued the arbitration proceedings and agreed that the Company is entitled to receive, upon sale of the M/V Nemorino by its owners to a buyer acting in cooperation or associated with the Company, 20% of any net sale proceeds above $7,000 such milestone amount to be reduced by any net profits resulting from any operations of the vessel prior to a sale. As a result of the above settlement agreement, the Company has written-off the capital lease and removed from its records the related short and long-term lease obligations, previously recorded as of December 31, 2014 in the amounts of $11,826, and $8,401, respectively, recognizing a loss of $3,058 in the accompanying consolidated statements of operations as of December 31, 2015.